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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 29, 1998


                                  EXCITE, INC.
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             (Exact name of Registrant as specified in its charter)


                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)


    0-28064                                                 77-0378215
  ------------                                           -------------------
 (Commission                                               (IRS Employer
  File Number)                                           Identification No.)


 555 Broadway, Redwood City, CA                               94063
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(Address of principal executive offices)                    (Zip Code)


                                 (650) 568-6000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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ITEM 5:  OTHER EVENTS.

            Netcenter Services Agreement

            On April 29, 1998, Excite, Inc. (the "Company"), entered into a Netcenter Services Agreement (the "Netcenter Agreement") with Netscape Communications Corporation ("Netscape"). Under the Netcenter Agreement, the Company will provide programming and content for Netscape's recently announced Netcenter service. The Netcenter service is expected to feature topical content channels, nine of which will be co-branded with Excite. The Company will provide programming and content for these nine co-branded channels (Education, Games, Lifestyle, Autos, Health, Arts & Leisure, Real Estate, Auctions and Shopping).

            The Netcenter service will also include a Web search function (the "Netcenter Widget Tool") featuring, in addition to the Excite Network's and other companies' search services, a search service and a directory service that will be developed and operated by the Company (subject to Netscape's right to assume responsibility for programming all or part of the directory service). Furthermore, the Company's Classifieds2000 service will be featured as the provider of classified advertising, excluding career-related advertising, throughout Netcenter.

            The Company will continue to be featured as a "Premier Provider" on Netscape's Net Search page and will be similarly featured on the Netcenter Widget Tool. Excite's services have been allocated 25% of the random rotation of premier provider listings from the Net Search page for the two-year term of the Netcenter Agreement, with Netcenter receiving 25% and 50% of the rotation during the first and second years of the term of the agreement, respectively. Netscape has guaranteed that Excite will receive a certain number of impressions from the Net Search page and a certain number of click-throughs from the Netcenter Widget Tool over the term of the Netcenter Agreement. Netscape has also guaranteed that the Netcenter search service will receive a certain number of page views and that the co-branded Netcenter channels will receive a certain number of page views over the term of the Netcenter Agreement.

            The Netcenter Agreement expires two years from the date of the launch of the Netcenter service and may be terminated sooner in the event of certain types of changes in control with respect the Company or Netscape.

            The information set forth in the Company's press release dated May 4, 1998 and filed as an exhibit to this report is incorporated herein by reference.

            Warrant Agreement

            On April 29, 1998, in connection with the Netcenter Agreement, the Company and Netscape entered into a Warrant Agreement (the "Warrant Agreement") pursuant to which Netscape was granted two warrants (the "Warrants") to purchase shares of Common Stock of the Company having an aggregate exercise price of up to $50 million. One of the Warrants is immediately exercisable for up to 423,079 shares of Common Stock at an exercise price per share of approximately $59.09 and will expire on April 30, 2000. A second warrant (the "Subsequent Warrant"), which does not become exercisable until April 30, 1999 and which will expire




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on April 30, 2000, will entitle Netscape to purchase up to a number of shares of
Common Stock as is determined by dividing $25 million by the average closing sale price of one share of Common Stock for the thirty most recent trading days ending on the third day preceding April 30, 1999.

            In the event that Netscape does not enter into an agreement with a term of at least two years with the Company's MatchLogic subsidiary on or before May 22, 1998, whereby Netscape (i) utilizes certain of MatchLogic's services and
(ii) is obligated to pay to MatchLogic a certain minimum payment, then the foregoing $25 million shall be reduced to $10 million.

            The Subsequent Warrant may become exercisable prior to April 30, 1999 in the event of certain corporate transactions involving the Company or Netscape.

            Promissory Note

            In order to fund in part the Company's prepayment obligations to Netscape under the Netcenter Agreement, the Company entered into a $50 million promissory note (the "Note"). The Note bears interest at a rate of 5.9% per annum and matures on the earlier to occur of October 30, 1998 or the completion by the Company of a secondary public offering.

            AT&T Agreement

            In May 1998 the Company announced it had entered into a three-year agreement with AT&T Corp. to provide dial-up access to an online service to be named "Excite Online Powered by AT&T WorldNet." Users of the service will have dial-up access for a personalized Excite page and will be able to access Internet-based, multimedia communications services such as click-to-dial directories, anonymous voice chat, and conference calling controlled from the Web

            Forward-Looking Statements

            The press releases filed as exhibits to this report include "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press releases are "forward-looking" rather than "historic." The press releases also state that a more thorough discussion of factors affecting the Company's operating results is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and the Company's other reports filed with the Securities and Exchange Commission.

ITEM 7:        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               (c)      Exhibits.

                        The following exhibits are filed herewith:

                        99.1         Press Release dated May 4, 1998.

                        99.2         Press Release dated May 6, 1998.




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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        EXCITE, INC.



Date:  May 11, 1998                     By: /s/ ROBERT C. HOOD
                                            -------------------------------
                                            Robert C. Hood
                                            Executive Vice President, Chief
                                            Administrative
                                            Officer and Chief Financial Officer








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                                  EXHIBIT INDEX


Exhibit 99.1    Press Release dated May 4, 1998.

Exhibit 99.2    Press Release dated May 6, 1998.